                                                                     EXHIBIT 25

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        Check if an Application to Determine Eligibility of a trustee
                       Pursuant to Section 305(b) ____

                       BANK OF MONTREAL TRUST COMPANY
             (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                 New York                                        13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION                (I.R.S. EMPLOYER
        IF NOT A US NATIONAL BANK)                           IDENTIFICATION NO.)

              77 Water Street
             New York, New York                                    10005
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                             Mark F. McLaughlin
                       Bank of Montreal Trust Company
                    77 Water Street, New York, NY  10005
                               (212) 701-7602
          (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            --------------------

                          WEATHERFORD ENTERRA, INC.
             (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

          Delaware                                             74-1681642
(STATE OR OTHER JURISDICTION OF                             (I.R.S.  EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                     1360 Post Oak Boulevard, Suite 1000
                            Houston, Texas  77056
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            --------------------

                        ____% SENIOR NOTES DUE ______
                     (TITLE OF THE INDENTURE SECURITIES)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 1.       GENERAL INFORMATION.

              Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                        33 Liberty Street, New York NY 10045

                        State of New York Banking Department
                        2 Rector Street, New York, NY 10006

        (b)   Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

ITEM 2.       AFFILIATIONS WITH THE OBLIGOR.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                   The obligor is not an affiliate of the trustee.

ITEM 16.      LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

         2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

         3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

         4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                  SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 2nd day of April, 1996.

                       BANK OF MONTREAL TRUST COMPANY



                          By  /s/ Therese Gaballah
                             ----------------------
                               Therese Gaballah
                                Vice President

                                                                     EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK

                         ------------------------------

  ASSETS

  Due From Banks                                                  $ 1,570,159
                                                                  -----------
  Investment Securities:
          State & Municipal                                        17,025,354
          Other                                                           100
                                                                  -----------
                   TOTAL SECURITIES                                17,025,454
                                                                  -----------
  Loans and Advances
          Federal Funds sold                                       12,000,000
          Overdrafts                                                 (336,057)
                                                                  -----------
                   TOTAL LOANS AND ADVANCES                        11,663,943
                                                                  -----------

  Investment in Harris Trust, NY                                    6,656,129
  Premises and Equipment                                              509,422
  Other Assets                                                      2,494,863
                                                                  -----------
                   TOTAL ASSETS                                   $39,919,970
                                                                  ===========

  LIABILITIES
  Trust Deposits                                                  $ 9,859,384
  Other Liabilities                                                 9,239,409
                                                                  -----------
                   TOTAL LIABILITIES                               19,098,793
                                                                  -----------

  CAPITAL ACCOUNTS
  Capital Stock, Authorized, Issued and
          Fully Paid - 10,000 Shares of $100 Each                   1,000,000
  Surplus                                                           4,222,188
  Retained Earnings                                                15,510,844
  Equity - Municipal Gain/Loss                                         88,145
                                                                  -----------
                   TOTAL CAPITAL ACCOUNTS                          20,281,177
                                                                  -----------
                   TOTAL LIABILITIES
                   AND CAPITAL ACCOUNTS                           $39,919,970
                                                                  ===========

         I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                               Mark F. McLaughlin
                               December 31, 1995

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best or our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healey
                              Steven R. Rothbloom